TIAA Separate Account VA-3

Teachers Insurance and Annuity Association of America

SUPPLEMENT NO. 2

dated December 18, 2017

to the Prospectus Levels 1, 2, 3, 4 dated May 1, 2017

This supplement amends certain disclosure in the prospectus for the TIAA Access individual and group variable annuity contracts. Please keep this supplement with your prospectus for future reference.

1. Effective on or about December 15, 2017, the American Beacon Bridgeway Large Cap Growth II Fund merged into the American Beacon Bridgeway Large Cap Growth Fund. As a result, all references to American Beacon Bridgeway Large Cap Growth II Fund are deleted and replaced with American Beacon Bridgeway Large Cap Growth Fund.

2. The American Beacon Bridgeway Large Cap Growth Fund is added as an underlying investment available under the terms of your contract. You may only invest in those investment accounts available under the terms of your employer’s plan.

Fund	Investment Advisor	Investment Objective / Benchmark
American Beacon Bridgeway Large Cap Growth Fund (Institutional Shares)	American Beacon Advisers, Inc.	The Fund seeks to provide long-term total return on capital, primarily through capital appreciation.

3. The Total Annual Fund Operating Expense By Fund table is updated with the following information.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers		Net Annual Fund Operating Expenses
American Beacon Bridgeway Large Cap Growth Fund (Institutional Shares)	0.75%	—	0.27%	0.01%	1.03%	(0.21%	)	0.82%

†	The most recently ended fiscal year for the American Beacon Bridgeway Large Cap Growth Fund is December 31, 2016.

A40206 (12/17)